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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2006
                                                          ---------------

                              LIBERTY BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

         Missouri                     0-51992              20-4447023
         --------                    ---------             ----------
(State or other Jurisdiction of     (Commission           (IRS Employer
incorporation or organization)      File Number)          Identification No.)

                   16 West Franklin Street, Liberty, Missouri
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                    (Address of principal executive offices)

                                 (816) 781-4822
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
                ------------------------------------------

         On August 16, 2006, Liberty Bancorp, Inc. (the "Company") and its wholly-owned subsidiary, BankLiberty (the "Bank"), executed a three-year employment agreement with Brent M. Giles, President and Chief Executive Officer of the Company and the Bank. Also on August 16, 2006, the Bank executed a two-year change in control agreement with each of Marc J. Weishaar, Senior Vice President and Chief Financial Officer, and Mark E. Hecker, Senior Vice President and Chief Lending Officer. The terms of the employment and change in control agreements were previously disclosed in the Company's Registration Statement on Form S-1 (File No. 333-133849).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 18, 2006                By: /s/ Brent M. Giles
                                           -------------------------------------
                                           Brent M. Giles
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER